Exhibit 10.11



Revolving Credit Agreement, dated as of September 22, 1997, among Bell & Howell Operating Company, the Lenders listed therein, and Bankers Trust Company incorporated herein by reference to Exhibit
10.11 to Bell & Howell Operating Company's Registration Statement on Form S-4, as amended, Registration No. 333-36401.